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                                                           Exhibit 10.20(e)(4)

                            KENDLE INTERNATIONAL INC.
                        1998 EMPLOYEE STOCK PURCHASE PLAN
                               AMENDMENT NUMBER 4


     This Amendment No. 4 to the Kendle International Inc. 1998 Employee Stock Purchase Plan (the "Plan"), as adopted by the Board of Directors of Kendle International Inc. ("Kendle") on March 24, 1998 and by Kendle's shareholders on May 21, 1998, as amended, is hereby amended further in the following respects:


     1. Definitions. All capitalized terms herein, unless specifically defined in this Amendment No. 4, shall have the meanings given to them in the Plan.

     2. Amendments. The second paragraph of Section 3 is hereby superseded and replaced in its entirety by the following new paragraph:

          "This Plan shall remain in effect through the Purchase Period ending December 31, 2005 and until such final actions with respect to this Purchase Period are completed."

          The third paragraph of Section 3 is hereby superseded and replaced in its entirety by the following new paragraph:

          "Commencing July 1, 2005, the "Purchase Period" shall consist of the six (6) month period beginning on July 1, 2005 and ending December 31, 2005."

     3. Condition. This Amendment No. 4 to the Plan shall become effective only upon the approval (by written consent or otherwise) of Kendle's Board of Directors or on authorized committee or subcommittee thereof.

     4. Affirmation. Except as modified above, all other provisions of the Plan, as previously amended, shall remain unchanged and in full force and effect.


In Witness whereof, this Amendment No. 4 has been executed as of _____________, 2005.



                                                     Kendle International Inc.


                                                     ---------------------------
                                                     Douglas W. Campbell
                                                     Secretary



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